UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2014

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Williams Partners L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2014, The Williams Companies, Inc. ("Williams") and Williams Partners L.P. ("WPZ") announced certain changes to the senior management structure of Williams and Williams Partners GP LLC, the general partner of WPZ. Effective January 23, 2014, James E. Scheel assumed the title Senior Vice President – Northeast G&P and will lead the Northeast G&P operating area formerly led by Francis E. Billings, who assumed Mr. Scheel’s former corporate role.

Mr. Scheel, age 49, previously served as Williams' Senior Vice President - Corporate Strategic Development since February 2012. From January 2011, he served as Vice President of Business Development for Williams' midstream business. He joined Williams in 1988 and has served in leadership roles in business strategic development, engineering and operations, our NGL business, and international operations. Mr. Scheel has served as a director of Williams Partners GP LLC since May 2012. Since December 2012, he has also served as a director of Access Midstream Partners GP, L.L.C., the general partner of Access Midstream Partners, L.P. (a midstream natural gas service provider), in which Williams owns an interest.

Williams Partners GP LLC is a wholly owned subsidiary of Williams, and Williams owns approximately 64 percent of WPZ, including the general partner interest.

Item 7.01 Regulation FD Disclosure.

A copy of Williams' and WPZ's press release publicly announcing the realignment of management described in Item 5.02 is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a) None
(b) None
(c) None
(d) Exhibits

Exhibit 99.1 Press release of the Company dated January 27, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By: /s/ Sarah C. Miller
Sarah C. Miller
Corporate Secretary

Dated: January 27, 2014

WILLIAMS PARTNERS L.P.

By: Williams Partners GP LLC, its General Partner

By: /s/ Sarah C. Miller
Sarah C. Miller
Corporate Secretary

Dated: January 27, 2014

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Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company dated January 27, 2014.